Consolidated Stmt of Comprehensive Income - Forum Energy Plc (Forum Energy PLC, USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Forum Energy PLC
Revenue	$ 12,734	$ 6,068
Cost of sales	(6,913)	(4,009)
Gross profit	5,821	2,059
Administrative expenses (Note 3)	(1,987)	(2,397)
Profit/(loss) from operations	3,834	(338)
Finance income (Note 5)	7	15
Finance (Note 6)	(421)	(235)
Profit/(loss) before tax	3,420	(558)
Profit/(loss) for the year	3,420	(558)
Total comprehensive income (loss) for the year	3,420	(558)
Profit/(loss) and total comprehensive profit/(loss) attributable to:
Owners of the Parent	3,457	(438)
Non-controlling interest	(37)	(120)
Comprehensive Income Net of Tax	$ 3,420	$ (558)
Earnings/(loss) per Ordinary Share (US cents) attributable to equity holders of the Parent
Basic and diluted (Note 8)	$ 10.4	$ (1.3)